(JACOBS & COMPANY LOGO)

                          JACOBS & COMPANY MUTUAL FUND
                              TICKER SYMBOL: JACOX
                               CUSIP: 007 989 775
                 SHAREHOLDER SERVICES TOLL FREE (877) 560-6823

                                 ANNUAL REPORT
                                JANUARY 31, 2003

                          JACOBS & COMPANY MUTUAL FUND

April 2003

Dear Shareholder:

In last year's annual report, I spoke of the terrorist attacks on the World Trade Center and Pentagon as life altering events and how these events changed the way we look at the world. Directly or indirectly, 9/11 and other confidence shaking events relating to specific companies and sectors, followed by the threat of war, then the war in Iraq, have had an effect on the overall performance of the financial markets. As the war now winds down, and we are faced with post-war reconstruction of both the government and infrastructure in Iraq, the political and economic uncertainties continue.

Through all of this, as illustrated by the graph on page 6, the Jacobs & Company Mutual Fund's performance has exceeded its benchmark. For the year ended January 31, 2003, the Fund was down 8.39%, while the Fund's benchmark, the Lipper Balanced Fund Index, was down 11.25%. Since the inception of the Fund on June 11, 2001, the Fund was down 3.60% while the Lipper Balanced Fund Index was down 9.13%. For the same periods, the U.S. Government 5-7 Year Total Return Bond Index was up 11.83% and 10.54%, respectively, and the Standard & Poor's 100 Index was down 24.57% and 21.70%, respectively.

The Fund continued its disciplined and balanced approach to pursuing its objective of current income and growth of capital, consistent with preservation of capital. In response to the continued weakness in the economy and the uncertainties raised by current geopolitical events, we elected to reduce our common stock holdings from 51.47% of the Fund's portfolio at the beginning of the year to 38.73% at year's end. We continued to concentrate on quality in our stock selections. 3M, United Technologies, Hewlett-Packard Company, IBM Corp, Exxon-Mobil, Conoco-Phillips and Intel remained core holdings of the Fund, and we replaced Schering Plough and Merck with Conagra Foods, Sara Lee and Del Monte because of the defensive nature of these food stocks. We also added Chevron-Texaco and replaced our primary holdings in telecommunications, representing 2.05% of the Fund's assets, with an exchange traded fund that invests in a more broadly based selection of stocks of the telecommunications sector.

Throughout the period, we systematically wrote covered calls on our stock holdings to enhance the income of the Fund. The income generated by the option premiums offset the general negative performance of our equity portfolio during this period. Based on our assessment of risk, we elected to hedge our common stock holdings further with a selective use of put options on the Dow Jones Industrial Average Index. Our use of options enabled us to insulate the Fund from sharp declines in the equity markets, although at times our use of these hedging techniques limited our participation in brief rallies. Nevertheless, we believe that our strategies have kept the Fund's portfolio positioned to participate in long term positive movements in the equity markets as the economy recovers.

Early in the fiscal year we elected to reposition the fixed income portion of the Fund's portfolio by selling our small denomination GNMA securities. This enabled us to significantly reduce administrative expenses that were adversely affecting the Fund. While we are gradually reacquiring GNMAs that meet our investment criteria, pending such acquisitions our fixed income portfolio has included a greater than normal weighting of other U.S. government agency securities, including Federal Home Loan Bank Step-Up Notes. The overall U.S. Government Agency portion of the portfolio has remained a relatively constant 34.19% at the beginning of the year and 33.00% at year's end. To augment our fixed income holdings, we have increased our preferred stocks from around 5.19% of the Fund's assets to 12.65% by investing in additional high quality preferreds of companies that meet our investment criteria, such as Verizon, General Electric and Sears. At year's end, short-term investments amounted to 10.15% of the portfolio versus 4.03% at the beginning of the year. Of those short-term investments almost 70% were invested in U.S. Treasury Bills. As we feel the prices of GNMAs become more attractive, it is our intention to reinvest the fixed income portion of our portfolio primarily in GNMAs.

Our portfolio turnover was 190.70% for the fiscal year ended January 31, 2003, as compared to 49.70% for the period from June 11, 2001 through January 31, 2002. This was higher than would normally be expected and was influenced by a number of factors, all of which were intended to enhance shareholder value. These factors included our repositioning of the Fund's portfolio, our strategy of utilizing covered calls to enhance portfolio income, our taking advantage of isolated trading opportunities, and our investment of the fixed-income portion of the Fund's portfolio in short-term government securities pending reinvestment in GNMAs.

The markets continue to try to digest the geopolitical tensions, the threat of terrorist activities and other uncertainties that have become all too familiar to us. As these events are assimilated, we believe the focus will again shift from the day-to-day headlines to the economic outlook 6 to 9 months forward, and volatility levels will lessen. We believe our investment strategies should continue to provide the potential for us to achieve above average returns versus our benchmarks. We remain confident in the health and vitality of the financial markets over the long term.

As always, if you have any questions about your investment in the Jacobs & Company Mutual Fund, please call us. Thank you again for allowing us to help you achieve your investment objectives.

Sincerely,

/s/ John M. Jacobs

John M. Jacobs

Opinions expressed are those of John M. Jacobs and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus. Please read it carefully before investing.

Mutual fund investing involves risk. Principal loss is possible. Options involve risk and are not suitable for all investors.

The Dow Jones Industrial Average is a price-weighted average of 30 blue-chips stocks that are generally the leaders in their industry. One cannot invest directly in an index.

Please refer to the schedule of investments on pages 7-10 of the report for holdings information. Fund holdings and sector allocations are subject to change at any time and are not to be considered a recommendation to buy or sell any security.

Quasar Distributors, LLC (04/03)

      JACOBS & CO. MUTUAL FUND VS. LIPPER BALANCED FUND INDEX VS. S&P 100
        INDEX VS. BLOOMBERG/EFFAS BOND INDEX, U.S. GOVERNMENT 5-7 YEARS

                                           Lipper Balanced                               Bloomberg/EFFAS
                  Jacobs & Company            Fund Index                                   Bond Index,
     Date           Mutual Fund         (the Fund's Benchmark)     S&P 100 Index      U.S. Gov't 5-7 Years
     ----           -----------         ----------------------     -------------      --------------------
   6/11/2001         $10,000.00               $10,000.00            $10,000.00             $10,000.00
   7/31/2001         $10,220.40                $9,840.11             $9,625.66             $10,228.81
  10/31/2001          $9,760.69                $9,251.81             $8,424.06             $10,799.99
   1/31/2002         $10,278.08                $9,604.03             $8,873.72             $10,539.85
   4/30/2002         $10,277.87                $9,513.68             $8,238.06             $10,656.16
   7/31/2002          $9,853.74                $8,635.91             $7,100.43             $11,250.30
  10/31/2002          $9,207.31                $8,546.10             $6,981.67             $11,731.13
   1/31/2003          $9,414.96                $8,523.16             $6,693.51             $11,787.13

AVERAGE ANNUAL TOTAL RETURN1<F1>            1 YEAR    SINCE INCEPTION (6/11/01)
                                            ------    -------------------------
Fund                                         -8.39%             -3.60%
Lipper Balanced Fund Index
  (the Fund's Benchmark)                    -11.25%             -9.13%
S&P 100 Index                               -24.57%            -21.70%
Bloomberg/EFFAS Bond Index,
  U.S. Gov't 5-7 Years                       11.83%             10.54%

1<F1> Average Annual Total Return represents the average change in account value over the periods indicated.

Past performance does not guarantee future results. The performance data and the graph do not reflect the deduction of taxes that a shareholder would pay on the dividends, capital gain distributions, or redemption of Fund shares. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Returns include reinvestment of dividends and capital gains and fee waivers in effect. In the absence of fee waivers, returns would be reduced. Short term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns.

The Lipper Balanced Fund Index is an unmanaged, net asset value - weighted index of the 30 largest balanced mutual funds that serves as the Fund's benchmark.

The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue chip stocks across various industries.

The Bloomberg/EFFAS indices are designed as transparent benchmarks for government bond markets. Indices are grouped by country and maturity sectors. Bloomberg computes daily returns and index characteristics for each sector.

The return and valuation calculations for the Lipper Balanced Fund Index are for the period 6/1/01-1/31/03.

You cannot invest directly in an index.

SCHEDULE OF INVESTMENTS AT JANUARY 31, 2003

   Shares      COMMON STOCKS:  38.73%                             Market Value
   ------      ----------------------                             ------------
               AEROSPACE/DEFENSE:  7.17%
   13,000      United Technologies Corp. #<F3>                     $   826,540
                                                                   -----------

               COMPUTER SYSTEMS (DIVERSIFIED):  6.58%
    9,000      Hewlett-Packard Co. #<F3>                               156,690
    7,700      International Business Machines Corp. #<F3>             602,371
                                                                   -----------
                                                                       759,061
                                                                   -----------

               FOOD (MISCELLANEOUS):  10.85%
   26,500      ConAgra Foods, Inc. #<F3>                               650,045
   48,000      Del Monte Foods Co.*<F2>                                401,760
   10,000      Sara Lee Corp. #<F3>                                    199,400
                                                                   -----------
                                                                     1,251,205
                                                                   -----------

               MANUFACTURING:  2.92%
    2,700      3M Co. #<F3>                                            336,285
                                                                   -----------

               PETROLEUM (INTEGRATED):  8.19%
    7,000      ChevronTexaco Corp. #<F3>                               450,800
    6,000      ConocoPhillips #<F3>                                    289,140
    6,000      Exxon Mobil Corp. #<F3>                                 204,900
                                                                   -----------
                                                                       944,840
                                                                   -----------

               SEMICONDUCTOR:  1.36%
   10,000      Intel Corp. #<F3>                                       156,600
                                                                   -----------

               TELECOMMUNICATION SERVICES:  1.66%
   31,500      AT&T Wireless Services, Inc.*<F2> #<F3>                 191,205
                                                                   -----------

               TOTAL COMMON STOCKS
                 (Cost $4,592,536)                                   4,465,736
                                                                   -----------

               EXCHANGE-TRADED FUNDS:  2.05%
   13,000      iShares Dow Jones U.S. Telecommunications
                 Sector Index Fund#<F3>                                236,080
                                                                   -----------

               TOTAL EXCHANGE TRADED FUNDS
                 (Cost $255,750)                                       236,080
                                                                   -----------

               PREFERRED STOCKS:  12.65%
               -------------------------
               FINANCIAL SERVICES:  12.65%
   26,700      City Holding Capital Trust II                           694,200
    5,000      Corts-TR Verizon Global,
                 7.375%, 12/01/30 Series                               128,900
   10,000      General Electric Capital Corp.,
                 6.10%, 11/15/32 Series                                258,250
   10,000      Saturns-AWE, 9.25%, 3/1/31 Series                       253,200
    5,000      Sears Roebuck Acceptance,
                 7.00%, 7/15/42 Series                                 124,775
                                                                   -----------

               TOTAL PREFERRED STOCKS
                 (Cost $1,335,527)                                   1,459,325
                                                                   -----------

Principal
  Amount       U.S. GOVERNMENT AGENCY:  33.00%
---------      -------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION:  4.35%
 $500,000      4.00%, 10/29/12                                         501,767
                                                                   -----------

               FEDERAL HOME LOAN BANK:  19.95%
  350,000      4.00%, 12/10/10                                         348,636
  200,000      4.00%, 10/24/12                                         200,600
  500,000      4.00%, 10/15/09                                         500,211
  500,000      4.00%, 11/07/17                                         499,761
  750,000      4.25%, 09/26/11                                         751,057
                                                                   -----------
                                                                     2,300,265
                                                                   -----------

               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION:  8.70%
  122,363      6.00%, 01/15/24                                         128,444
  275,178      6.00%, 04/15/29                                         287,024
  299,081      6.00%, 10/15/32                                         311,742
  262,574      6.50%, 07/15/32                                         276,019
                                                                   -----------
                                                                     1,003,229
                                                                   -----------

  Shares
  ------
               UNIT INVESTMENT TRUST:  0.00%
   14,728      Government Securities Income
                 Fund Unit, Series 1C-GNMA                                 492
                                                                   -----------

               TOTAL U.S. GOVERNMENT AGENCY
                 (Cost $3,782,923)                                   3,805,753
                                                                   -----------

Principal
  Amount       CORPORATE BONDS:  0.81%
---------      -----------------------
               SHIPPING:  0.81%
 $100,000      Sea Containers Ltd., 12.50%, 12/1/2004                   93,500
                                                                   -----------

               TOTAL CORPORATE BONDS
                 (Cost $76,693)                                         93,500
                                                                   -----------

Contracts      PUT OPTIONS PURCHASED:  2.83%
---------      -----------------------------
               DOW JONES INDUSTRIAL AVERAGE INDEX
      500      Expiration March 2003,
                 Exercise Price $78.00                                 132,500
      645      Expiration March 2003,
                 Exercise Price $79.00                                 193,500
                                                                   -----------

               TOTAL PUT OPTIONS PURCHASED
                 (Cost $382,783)                                       326,000
                                                                   -----------

 Shares/
Principal
  Amount       SHORT-TERM INVESTMENTS:  10.15%
---------      -------------------------------
  371,303      Federated Cash Trust Series II Treasury                 371,303
 $800,000      US Treasury Bill, 1.65%, 02/27/03                       799,376
                                                                   -----------

               TOTAL SHORT-TERM INVESTMENTS
                 (Cost $1,170,679)                                   1,170,679
                                                                   -----------

               Total Investments in Securities
                 (Cost $11,596,891):  100.22%                       11,557,073
               Call Options Written:  (1.52%)                         (175,180)
               Other Assets in excess of Liabilities:  1.30%           150,139
                                                                   -----------

               Net Assets: 100.00%                                 $11,532,032
                                                                   -----------
                                                                   -----------

*<F2>  Non-income producing security.
#<F3>  Security is subject to written call option.

See Notes to Financial Statements.

SCHEDULE OF CALL OPTIONS WRITTEN AT JANUARY 31, 2003

Contracts                                                         Market Value
---------                                                         ------------
           AT&T Wireless Services
   315       Expiration July 2003, Exercise Price $7.50              $ (17,325)
           ChevronTexaco Corp.
    70       Expiration June 2003, Exercise Price $65.00               (25,900)
           ConAgra Foods, Inc.
   165       Expiration June 2003, Exercise Price $25.00               (17,325)
           ConocoPhillips
    60       Expiration May 2003, Exercise Price $47.50                (18,300)
           Exxon Mobil Corp.
    60       Expiration July 2003, Exercise Price $35.00               (12,600)
           Hewlett-Packard Co.
    90       Expiration May 2003, Exercise Price $20.00                 (7,650)
           Intel Corp.
   100       Expiration July 2003, Exercise Price $20.00                (8,000)
           International Business Machines Corp.
    50       Expiration April 2003, Exercise Price $80.00              (22,500)
    27       Expiration April 2003, Exercise Price $85.00               (6,750)
           iShares Dow Jones U.S. Telecommunications
             Sector Index Fund
    40       Expiration May 2003, Exercise Price $20.00                 (2,500)
    70       Expiration May 2003, Exercise Price $21.00                 (2,275)
           Sara Lee Corp.
   100       Expiration March 2003, Exercise Price $20.00               (7,250)
           3M Co.
    27       Expiration April 2003, Exercise Price $135.00              (5,805)
           United Technologies Corp.
    90       Expiration February 2003, Exercise Price $65.00           (12,600)
    40       Expiration May 2003, Exercise Price $70.00                 (8,400)
                                                                     ---------
           Total Call Options Written
             (proceeds $234,471)                                     $(175,180)
                                                                     ---------
                                                                     ---------

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES AT JANUARY 31, 2003

ASSETS
   Investments in securities, at value
     (identified cost $11,596,891)                                 $11,557,073
   Cash                                                                 89,005
   Receivables
       Securities sold                                                 214,055
       Fund shares sold                                                  2,500
       Dividends and interest                                           45,166
       Due from Advisor                                                 27,773
   Prepaid expenses                                                      4,279
                                                                   -----------
            Total assets                                            11,939,851
                                                                   -----------

LIABILITIES
   Call options written, at value (proceeds $234,471)                  175,180
   Payables
       Securities purchased                                            189,264
       Administration fees                                               3,058
       Distribution fees                                                 2,454
   Other accrued expenses                                               37,863
                                                                   -----------
            Total liabilities                                          407,819
                                                                   -----------

NET ASSETS                                                         $11,532,032
                                                                   -----------
                                                                   -----------

Net asset value, offering and redemption price per share
  [$11,532,032 / 1,253,746 shares outstanding;
  unlimited number of shares (par value $0.01) authorized]               $9.20
                                                                         -----
                                                                         -----

COMPONENTS OF NET ASSETS
   Paid-in capital                                                 $12,356,540
   Undistributed net investment income                                  18,444
   Accumulated net realized loss on investments                       (862,425)
   Net unrealized appreciation/(depreciation) of:
       Investments                                                     (39,818)
       Options written                                                  59,291
                                                                   -----------
NET ASSETS                                                         $11,532,032
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 2003

INVESTMENT INCOME
   Income
       Dividends                                                   $   247,572
       Interest                                                        123,255
                                                                   -----------
            Total income                                               370,827
                                                                   -----------

   Expenses
       Advisory fees (Note 3)                                          105,853
       Legal fees                                                       69,894
       Administration fees (Note 3)                                     36,000
       Custody fees                                                     37,636
       Fund accounting fees                                             33,305
       12b-1 fees (Note 4)                                              26,464
       Transfer agent fees                                              19,258
       Audit fees                                                       15,459
       Directors fees                                                   13,977
       Other                                                             7,390
       Registration fees                                                 4,924
       Shareholder reporting                                             4,874
                                                                   -----------
            Total expenses                                             375,034
            Less: advisory fee waiver and
              expense reimbursement (Note 3)                          (163,327)
                                                                   -----------
            Net expenses                                               211,707
                                                                   -----------
               NET INVESTMENT INCOME                                   159,120
                                                                   -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   Net realized loss from security transactions                       (972,073)
   Net change in unrealized depreciation on investments               (104,159)
                                                                   -----------
       Net realized and unrealized loss on investments              (1,076,232)
                                                                   -----------
            NET DECREASE IN NET ASSETS
              RESULTING FROM OPERATIONS                            $  (917,112)
                                                                   -----------
                                                                   -----------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                       June 11, 2001*<F5>
                                                       Year Ended           Through
                                                      January 31,         January 31,
                                                         2003                2002
                                                      -----------         -----------
INCREASE/(DECREASE) IN NET ASSETS FROM:

OPERATIONS
   Net investment income                              $   159,120          $   61,511
   Net realized gain/(loss)
     on security transactions                            (972,073)            153,753
   Net change in unrealized appreciation/
     (depreciation) on investments                       (104,159)            123,633
                                                      -----------          ----------
       NET INCREASE/(DECREASE) IN NET
         ASSETS RESULTING FROM OPERATIONS                (917,112)            338,897
                                                      -----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                            (155,060)            (66,565)
   From net realized gain                                      --             (24,668)
                                                      -----------          ----------
       TOTAL DIVIDENDS AND
         DISTRIBUTION TO SHAREHOLDERS                    (155,060)            (91,233)
                                                      -----------          ----------

TRANSACTIONS IN SHARES OF
  BENEFICIAL INTEREST
   Net increase in net assets derived from net
     change in outstanding shares (a)<F4>               2,672,948           9,683,592
                                                      -----------          ----------
       TOTAL INCREASE IN NET ASSETS                     1,600,776           9,931,256

NET ASSETS
Beginning of period                                     9,931,256                   0
                                                      -----------          ----------
END OF PERIOD                                         $11,532,032          $9,931,256
                                                      -----------          ----------
                                                      -----------          ----------

(a)<F4>  A summary of share transactions is as follows:

                                                Year                   June 11, 2001*<F5>
                                                Ended                       through
                                          January 31, 2003              January 31, 2002
                                       -----------------------     -------------------------
                                      Shares   Paid in Capital     Shares    Paid in Capital
                                      ------   ---------------     ------    ---------------
Shares sold                           424,249     $4,082,294      1,002,896     $9,964,113
Shares issued for
  reinvestment of dividends
  and distributions                    16,292        150,377          8,999         91,160
Shares redeemed                      (161,905)    (1,559,723)       (36,785)      (371,681)
                                     --------     ----------      ---------     ----------
Net increase                          278,636     $2,672,948        975,110     $9,683,592
                                     --------     ----------      ---------     ----------
                                     --------     ----------      ---------     ----------

*<F5>  Commencement of operations.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS - FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                             June 11, 2001*<F6>
                                               Year Ended         Through
                                               January 31,      January 31,
                                                  2003                2002
                                               -----------      -----------

Net asset value, beginning of period             $10.18            $10.00
                                                 ------            ------

Income from investment operations:
   Net investment income                           0.13              0.06
   Net realized and unrealized
     gain/(loss) on investments                   (0.98)             0.21
                                                 ------            ------
Total from investment operations                  (0.85)             0.27
                                                 ------            ------

Less Distributions:
   From net investment income                     (0.13)            (0.07)
   From net realized gain on investments           0.00             (0.02)
                                                 ------            ------
Total distributions                               (0.13)            (0.09)
                                                 ------            ------

Net asset value, end of period                   $ 9.20            $10.18
                                                 ------            ------
                                                 ------            ------

TOTAL RETURN                                      (8.39%)            2.74%+<F7>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $11,532            $9,931

Ratio of expenses to average net assets:
   Before expense reimbursement                    3.54%             5.96%**<F8>
   After expense reimbursement                     2.00%             2.00%**<F8>

Ratio of net investment income to
  average net assets
   After expense reimbursement                     1.50%             1.57%**<F8>

Portfolio turnover rate                          190.7%             49.7%

 *<F6>    Commencement of operations.
 +<F7>    Not Annualized.
**<F8>    Annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS AT JANUARY 31, 2003

NOTE 1 - ORGANIZATION

    The Jacobs & Company Mutual Fund (the "Fund") is a series of shares of beneficial interest of the Advisors Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Fund commenced operations on June 11, 2001. The investment objective of the Fund is to seek a combination of current income and growth of capital, consistent with preservation of capital. The Fund seeks to achieve its objective by investing in equity securities of large-capitalization domestic companies that the Advisor believes to be of high-quality, based on its analysis of factors such as potential earnings growth, strength of management, product development and dividend history and fixed income securities. Covered call options are written on equity securities to enhance total return and provide additional protection during corrections and consolidations in the equity markets. In selecting fixed-income securities, the Advisor seeks safety of principal, monthly cash flows and above-average yield, with a sensitivity to risk.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

    A. Securities Valuation. The Fund's investments are carried at fair value. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the mean between the last reported bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

    B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

    C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Discounts and premiums on securities purchased are amortized over the life of the respective security. Paydown gains and losses on mortgage backed securities are recorded as adjustments to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

    D. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

    E. Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

       When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (called) and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

       The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

NOTE 3 - COMMITMENTS AND OTHER RELATED
         PARTY TRANSACTIONS

    Jacobs & Company (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets. For the year ended January 31, 2003, the Fund incurred $105,853 in advisory fees.

    The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's expenses, for an indefinite period, so that its ratio of expenses to average net assets will not exceed 2.00%. In the case of the Fund's initial period of operations any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the year ended January 31, 2003, the Advisor absorbed expenses of $163,327. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire are as follows:

               Year              Amount
               ----              ------
               2007            $124,518
               2008            $163,327

    U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

    Fund Asset Level               Fee rate
    ----------------               --------
    Less than $24 million          $36,000
    $24 to $100 million            0.15% of average daily net assets
    $100 to $150 million           0.10% of average daily net assets
    More than $150 million         0.05% of average daily net assets

    For the year ended January 31, 2003, the Fund incurred $36,000 in administration fees.

    U.S. Bancorp Fund Services, LLC provides fund accounting and transfer agency services for the Fund. Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

    Certain officers of the Trust are officers of the Administrator and the Distributor.

In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

NOTE 4 - DISTRIBUTION COSTS

    The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended January 31, 2003, the Fund paid the Distribution Coordinator $26,464.

NOTE 5 - OPTION CONTRACTS WRITTEN

    The number of option contracts written and the premiums received by the Jacobs & Company Mutual Fund during the year ended January 31, 2003, were as follows:

                              NUMBER OF CONTRACTS     PREMIUMS RECEIVED
                              -------------------     -----------------
Options outstanding,
  beginning of period                   700             $   143,094
Options written                      10,756               1,936,093
Options exercised                      (310)                (99,157)
Options expired                        (760)               (118,386)
Options closed                       (9,082)             (1,627,173)
                                     ------             -----------
Options outstanding,
  end of period                       1,304             $   234,471
                                     ------             -----------
                                     ------             -----------

NOTE 6 - PURCHASES AND SALES OF SECURITIES

    During the year ended January 31, 2003, the aggregate purchases and sales of securities (excluding short-term investments) were:

                              PURCHASES             SALES
                              ---------             -----
    Long Transactions        $19,971,242         $17,381,600

NOTE 7 - INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions paid during years ended January 31, 2003 and 2002 were as follows:

                               2003        2002
                               ----        ----
    Ordinary income          $155,060    $91,233

At January 31, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows:

    Undistributed ordinary income      $ 138,882
    Accumulated capital loss            (548,051)
    Unrealized depreciation             (415,339)
                                       ---------
                                       $(824,508)
                                       ---------
                                       ---------

At January 31, 2003, the Fund had a net capital loss carryforward of $366,622, which expires in 2011. In addition, the Fund elected to defer $181,429 of post-October losses and treat them as arising on February 1, 2003. The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral on wash sales.

On January 31, 2003, the cost of investments for Federal income tax purposes was $12,088,487. Gross unrealized appreciation / (depreciation) for tax purposes, excluding options, were as follows:

    Tax basis unrealized appreciation              $ 337,239
    Tax basis unrealized depreciation               (809,362)
                                                   ---------
    Net tax basis unrealized depreciation          $(472,123)
                                                   ---------
                                                   ---------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Jacobs & Company Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Jacobs & Company Mutual Fund, a series of Advisors Series Trust, ("the "Fund") at January 31, 2003, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year then ended and for the period from June 11, 2001 (commencement of operations) through January 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York
March 21, 2003

ADDITIONAL INFORMATION

Information about Trustees and Officers (Unaudited)
---------------------------------------------------

    The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. Unless noted otherwise, each person has held the position listed for a minimum of five years. Each Trustee and Officer oversees sixteen funds in the complex. The SAI includes additional information about the Fund's officers and trustees and is available, without charge, upon request by calling the advisor.

                                                        INDEPENDENT TRUSTEES
                                                        --------------------

                                        TERM OF         PRINCIPAL               OTHER
                          POSITION      OFFICE AND      OCCUPATION              DIRECTORSHIPS
NAME, AGE                 HELD WITH     LENGTH OF       DURING PAST             HELD BY
AND ADDRESS               THE TRUST     TIME SERVED     FIVE YEARS              TRUSTEE OR OFFICER
-----------               ---------     -----------     ----------              ------------------
Walter E. Auch            Trustee       Indefinite      Management              Nicholas-Applegate
(Born 1921)                             Term            Consultant              Funds, Citigroup,
2020 E. Financial Way                                                           Pimco Advisors LLP,
Glendora, CA 91741                      Since 1997                              and Senele Group

James Clayburn            Trustee       Indefinite      Dean Emeritus,          The Payden & Rygel
LaForce                                 Term            John E. Anderson        Investment Group,  The
(Born 1927)                                             Graduate School         Metzler/Payden
2020 E. Financial Way                   Since           of Management,          Investment Group, PIC
Glendora, CA 91741                      May 2002        University of           Investment Trust, PIC
                                                        California,             Small Cap Portfolio,
                                                        Los Angeles             PIC Balanced Portfolio,
                                                                                PIC Growth Portfolio,
                                                                                PIC Mid Cap Portfolio,
                                                                                Provident Investment
                                                                                Counsel Institutional
                                                                                Money Market Fund,
                                                                                Black Rock Funds,
                                                                                Jacobs Engineering,
                                                                                Arena Pharmaceuticals,
                                                                                Cancervax

Donald E. O'Connor        Trustee       Indefinite      Financial               The Forward Funds
(Born 1936)                             Term            Consultant;
2020 E. Financial Way                                   formerly
Glendora, CA 91741                      Since 1997      Executive Vice
                                                        President and
                                                        Chief Operating
                                                        officer of ICI
                                                        Mutual Insurance
                                                        Company (until
                                                        January, 1997).

George J. Rebhan          Trustee       Indefinite      Retired;                E*Trade Funds
(Born 1934)                             Term            formerly
2020 E. Financial Way                                   President,
Glendora, CA 91741                      Since           Hotchkis
                                        May 2002        and Wiley Funds
                                                        (mutual funds)
                                                        from 1985 to 1993.

George T. Wofford III     Trustee       Indefinite      Senior Vice             Not Applicable
(Born 1939)                             Term            President,
2020 E. Financial Way                                   Information
Glendora, CA 91741                      Since 1997      Services, Federal
                                                        Home Loan Bank
                                                        of San Francisco.

                                                  INTERESTED TRUSTEES AND OFFICERS
                                                  --------------------------------

Eric M. Banhazl           Trustee &     Indefinite      Senior Vice             None
(Born 1957)               President     Term            President, U.S.
2020 E. Financial Way                                   Bancorp Fund
Glendora, CA 91741                      Since 1997      Services, LLC,
                                                        the Fund's
                                                        administrator
                                                        (since July, 2001);
                                                        Treasurer,
                                                        Investec Funds;
                                                        formerly, Executive
                                                        Vice President,
                                                        Investment
                                                        Company
                                                        Administration,
                                                        LLC ("ICA") (The
                                                        Fund's former
                                                        administrator).

John S. Wagner            Treasurer     Indefinite      Assistant Vice          None
(Born 1965)                             Term            President
615 E. Michigan Street                                  Compliance and
Milwaukee, WI 53202                     Since           Administration,
                                        September       U.S. Bancorp
                                        2002            Fund Services,
                                                        LLC, since
                                                        June 1999.

Chad E. Fickett           Secretary     Indefinite      Compliance              None
(Born 1973)                             Term            Administrator,
615 E. Michigan Street                                  U.S. Bancorp
Milwaukee, WI 53202                     Since           Fund Services,
                                        March 2002      LLC since July
                                                        2000.

                                    ADVISOR
                                Jacobs & Company
                         300 Summers Street, Suite 970
                              Charleston, WV 25301
                            www.jacobsandcompany.com

                                  DISTRIBUTOR
                            Quasar Distributors, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI 53202

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                        U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, 2nd Floor
                              Milwaukee, WI 53202

                                 LEGAL COUNSEL
                     Paul, Hastings, Janofsky & Walker, LLP
                          55 Second Street, 24th Floor
                            San Francisco, CA 94105

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-877-560-6823.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.